GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

(the “Fund”)

Class A Shares, Class C Shares, Class I Shares, Class L Shares, and Class W Shares

Supplement dated July 17, 2020 to

the Prospectus dated March 9, 2020, as supplemented to date

The Board of Trustees of the Fund recently approved a margin loan agreement by and between the Fund and The Bank of Nova Scotia (the “Credit Agreement”) that established a revolving credit facility with an initial commitment of up to $35 million. Based on the Credit Agreement’s commitment fee and interest rate and the Fund’s current expectation to borrow in an amount equal to approximately 5% of the Fund’s net assets during its current fiscal year, the Fund’s Prospectus is revised as follows:

The following replaces in its entirely the “Fee Table” and its related footnotes in the “FUND FEES AND EXPENSES” section of the Prospectus:

The following table shows estimated Fund expenses as a percentage of Net Assets attributable to each Class of Shares. The purpose of the following table and the example below is to help you understand the fees and expenses that you, as a shareholder, would bear directly or indirectly. Shareholders should understand that some of the percentages indicated in the tables below are estimates and may vary. See “Management of the Fund” and “Additional Information About the Fund—Dividend Reinvestment Plan.” The following table should not be considered a representation of the Fund’s future expenses. Actual expenses may be greater or less than shown.

	Class A	Class L	Class C	Class W	Class I
Shareholder Transaction Expenses
(as a percentage of the offering price)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)(1)	5.75%	4.25%	None	None	None
Maximum Deferred Sales Charge (Load) on Shares Repurchased within Twelve Months (as a percentage of the lower of original purchase price or sales proceeds)	0.50%	None	1.00%	None	None
Dividend Reinvestment Plan Fees(2)	None	None	None	None	None
Estimated Annual Expenses
(as a percentage of average net assets assuming the use of leverage)

Management Fee(3)	1.25%	1.25%	1.25%	1.25%	1.25%
Interest Payments on Borrowed Funds(4)	0.09%	0.09%	0.09%	0.09%	0.09%
Total Other Expenses	0.70%	0.95%	1.45%	0.70%	0.45%
Distribution and/or Servicing Fee	0.25%	0.50%	1.00%	0.25%	None
Other Operating Expenses(5)	0.45%	0.45%	0.45%	0.45%	0.45%
Acquired Fund Fees and Expenses(6)	None	None	None	None	None
Total Annual Expense Ratio	2.04%	2.29%	2.79%	2.04%	1.79%
Expense Limitation(7)	(0.00)%	(0.00)%	(0.00)%	(0.00)%	(0.00)%
Total Annual Expense Ratio After Expense Limitation	2.04%	2.29%	2.79%	2.04%	1.79%

(1)

While Class I Shares do not impose a front-end sales charge, if you purchase Class I Shares through certain Intermediaries, they may directly charge you transaction or other fees in such amount as they may determine. Please consult your Intermediary for additional information. For a description of the sales load and of other compensation paid to the Distributor by the Fund, see “Shareholder Guide.”
(2)	The expenses of administering the Fund’s Dividend Reinvestment Plan are part of the transfer agency fee (which is included in “Other Operating Expenses”).
(3)	The Fund pays a management fee to the Investment Adviser in an annual amount equal to 1.25% of the Fund’s average daily net assets.
(4)

These expenses represent an estimate of interest payments the Fund expects to incur in connection with its credit facility during its first fiscal year (and thus may change significantly over time) and assumes borrowings in an amount of approximately 5% of the Fund’s net assets and an interest rate of approximately 1.3%. These expenses also include undrawn commitment fees. As of June 23, 2020, the Fund currently borrows under a margin loan agreement with The Bank of Nova Scotia. See “Principal Risks of the Fund—Borrowing” and “Leverage.”

(5)	The Other Operating Expenses for the Fund include all other expenses incurred by the Fund. The Other Operating Expenses are based on estimated amounts for the Fund’s first fiscal year.
(6)

“Acquired Fund Fees and Expenses” include the fees and expenses of underlying investment companies in which the Fund invests, including private investment companies traditionally referred to as hedge funds or private equity funds. Acquired Fund Fees and Expenses are based on estimated amounts for the current fiscal year and may change significantly over time. Fees and expenses associated with investments in structured finance vehicles or investment companies not traditionally referred to as “hedge funds” or “private equity funds”—including REITs, REOCs, and Private Real Estate Investment Funds—are not included in Acquired Fund Fees and Expenses above. Nevertheless, such fees and expenses are borne indirectly by the Fund and thus have the effect of reducing the Fund’s return. Acquired Fund Fees and Expenses reflect an underlying investment company’s operating expenses (i.e., management fees, performance-based fees or allocations, administration fees and professional and other direct, fixed fees and expenses). The indirect fees and expenses of the Private Real Estate Investment Funds typically range from 0.50% to 2.50% on an annual basis and include management fees, administration fees and professional and other direct, fixed fees and expenses of the Private Real Estate Investment Funds. Furthermore, certain Private Real Estate Investment Funds may charge investors (such as the Fund) incentive allocations or fees on performance exceeding a defined “hurdle rate.”

(7)

The Investment Adviser has agreed to reduce or limit “Other Operating Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, distribution and service fees, as applicable, taxes, interest, credit facility commitment fees, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.354% of the Fund’s average daily net assets attributed to such class through at least May 18, 2021, and prior to such date, the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees.

The following replaces in its entirely the “Expense Example” ” and its related footnotes in the “FUND FEES AND EXPENSES” section of the Prospectus:

The following Example is intended to help you understand the various costs and expenses that you, as a holder of Shares, would bear. The Example assumes that you invest $1,000 in Shares of the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested at NAV, and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be(1):

	1 Year	3 Years	5 Years	10 Years

Class A Shares	$77	$118	$161	$281

Class L Shares	$65	$111	$160	$294

Class C Shares	$28	$87	$147	$312

Class W Shares	$21	$64	$110	$237

Class I Shares	$18	$56	$97	$211

If, at the end of each period, your Shares are repurchased in full, your costs would be(1):

	1 Year	3 Years	5 Years	10 Years

Class A Shares	$77	$118	$161	$281

Class L Shares	$65	$111	$160	$294

Class C Shares	$38	$87	$147	$312

Class W Shares	$21	$64	$110	$237

Class I Shares	$18	$56	$97	$211

(1)

The Example should not be considered a representation of future expenses. The example assumes that the estimated “Other Operating Expenses” set forth in the Estimated Annual Expenses table is accurate and that all dividends and distributions are reinvested at NAV. Actual expenses may be greater or less than those shown, and the Fund’s actual rate of return may be greater or less than the hypothetical 5% return assumed in the Example. In addition to the fees and expenses described above, you may also be required to pay transaction or other fees on the purchase of Class I shares, which are not reflected in the Example. The Example should not be considered a representation of future expenses, and actual expenses may be greater or less than those shown.

The following sentence is added after the fourth sentence in the “PROSPECTUS SUMMARY—Leverage” section and after the fifth sentence in the “INVESTMENT OBJECTIVE AND STRATEGIES—Use of Leverage” section of the Prospectus:

On or around June 23, 2020, the Fund entered into a margin loan agreement with The Bank of Nova Scotia that established a revolving credit facility with an initial commitment of up to $35 million.

This Supplement should be retained with your Prospectus for future reference.

RLDVINCCFSTK 07-20